UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Materials under § 240.14a-12

S&P Global Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! S&P GLOBAL INC. 2023 Annual Meeting Vote by May 02, 2023 11:59 PM ETHextone, Inc. P.O. Box 9142 Farmingdale, NY 11735Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 1171730#FLASHID-JOB#You invested in S&P GLOBAL INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 03, 2023.Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl # XXXX XXXX XXXX XXXXSmartphone users Point your camera here and vote without entering a control numberVote in Person at the Meeting* May 03, 2023 8:00 AM EDTVirtual Annual Meeting Online at: www.meetnow.global/MSWQYGX*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

S&P GLOBAL INC.
2023 Annual Meeting
Vote by May 02, 2023
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Marco Alverà	For
1B	Jacques Esculier	For
1C	Gay Huey Evans	For
1D	William D. Green	For
1E	Stephanie C. Hill	For
1F	Rebecca Jacoby	For
1G	Robert P. Kelly	For
1H	Ian P. Livingston	For
1I	Deborah D. McWhinney	For
1J	Maria R. Morris	For
1K	Douglas L. Peterson	For
1L	Richard E. Thornburgh	For
1M	Gregory Washington	For
2	Approve, on an advisory basis, the executive compensation program for the Company's named executive officers;	For
3	Approve, on an advisory basis, the frequency on which the Company conducts an advisory vote on the executive compensation program for the Company's named executive officers;	1 Year
4	Ratify the appointment of Ernst & Young LLP as the Company's independent auditor for 2023;	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

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